UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2014

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number:  1-32349

Bermuda	Not Applicable
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)
Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

441 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation

On May 15, 2014, Sterling Jewelers Receivables Master Note Trust (the “Issuer”), a Delaware statutory trust and an indirect subsidiary of Signet Jewelers Limited (“Signet”), issued its Series 2014-A asset-backed variable funding notes (the “Notes”) pursuant to the Master Indenture dated as of November 2, 2001 (the “Master Indenture”) among the Issuer, Sterling Jewelers Inc. (“SJI”), as servicer, and Deutsche Bank Trust Company Americas (the “Indenture Trustee”) as supplemented by the 2014-A Indenture Supplement dated as of May 15, 2014 (the “Indenture Supplement”) among the Issuer, SJI and the Indenture Trustee.

Under the Notes, the Issuer may obtain up to $600,000,000 of financing from third parties, which indebtedness will be secured by credit card receivables originated from time to time by SJI.  SJI will transfer credit card receivables to the Issuer pursuant to the Amended and Restated Transfer and Servicing Agreement dated as of May 15, 2014 (the “Transfer and Servicing Agreement”) among the Issuer, Sterling Jewelers Receivables Corp. (“SJRC”), as transferor, and SJI, as servicer.  SJRC will acquire credit card receivables from SJI pursuant to the Third Amended and Restated Receivables Purchase Agreement dated as of May 15, 2014 (the “Receivables Purchase Agreement”) between SJI, as seller, and SJRC, as purchaser.

The Issuer is administered by SJI pursuant to the Administration Agreement dated as of November 2, 2001 (the “Administration Agreement”) between SJI and the Issuer.

Signet guarantees the performance by SJI of its obligations under the Administration Agreement, the Transfer and Servicing Agreement and a Note Purchase Agreement dated as of May 15, 2014 among the Issuer, the Servicer, the Transferor and J.P. Morgan Chase Bank, N.A. and the Seller under the Receivables Purchase Agreement pursuant to a Performance Undertaking dated as of May 15, 2014 (the “Performance Undertaking”) by Signet in favor of J.P. Morgan Chase Bank, N.A.

The foregoing descriptions of the Master Indenture, the Indenture Supplement, the Transfer and Servicing Agreement, the Receivables Purchase Agreement, the Administration Agreement and the Performance Undertaking are qualified in their entirety by reference to such agreements, copies of which have been filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 or 4.6 hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1
Master Indenture, dated as of November 2, 2001, among Sterling Jewelers Receivables Master Note Trust, as issuer, Sterling Jewelers Inc., as servicer, and Deutsche Bank Trust Company Americas, as indenture trustee.

4.2
2014-A Indenture Supplement, dated as of May 15, 2014, among Sterling Jewelers Receivables Master Note Trust, as issuer, Sterling Jewelers Inc., as servicer, and Deutsche Bank Trust Company Americas, as indenture trustee.

4.3
Amended and Restated Transfer and Servicing Agreement dated as of May 15, 2014, among Sterling Jewelers Receivables Corp., as transferor, Sterling Jewelers Inc., as servicer, and Sterling Jewelers Receivables Master Note Trust, as issuer.

4.4	Third Amended and Restated Receivables Purchase Agreement dated as of May 15, 2014 between Sterling Jewelers Inc., as seller, and Sterling Jewelers Receivables Corp., as purchaser.

4.5	Administration Agreement dated as of November 2, 2001 between Sterling Jewelers Receivables Master Note Trust, as issuer, and Sterling Jewelers Inc., as administrator.

4.6	Performance Undertaking dated as of May 15, 2014 by Signet Jewelers Limited, as performance guarantor, in favor of J.P. Morgan Chase Bank, N.A., as recipient.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED
Date: May 21 , 2014

	By:	/s/ Ronald Ristau
	Name:	Ronald Ristau
	Title:	Chief Financial Officer

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EXHIBIT INDEX
Exhibit Number	Description

4.1
Master Indenture, dated as of November 2, 2001, among  Sterling Jewelers Receivables Master Note Trust, as issuer, Sterling Jewelers Inc., as servicer, and Deutsche Bank Trust Company Americas, as indenture trustee.

4.2
2014-A Indenture Supplement, dated as of May 15, 2014, among Sterling Jewelers Receivables Master Note Trust, as issuer, Sterling Jewelers Inc., as servicer, and Deutsche Bank Trust Company Americas, as indenture trustee.

4.3
Amended and Restated Transfer and Servicing Agreement dated as of May 15, 2014, among Sterling Jewelers Receivables Corp., as transferor, Sterling Jewelers Inc., as servicer, and Sterling Jewelers Receivables Master Note Trust, as issuer.

4.4	Third Amended and Restated Receivables Purchase Agreement dated as of May 15, 2014 between Sterling Jewelers Inc., as seller, and Sterling Jewelers Receivables Corp., as purchaser.

4.5	Administration Agreement dated as of November 2, 2001 between Sterling Jewelers Receivables Master Note Trust, as issuer, and Sterling Jewelers Inc., as administrator.

4.6	Performance Undertaking dated as of May 15, 2014 by Signet Jewelers Limited, as performance guarantor, in favor of J.P. Morgan Chase Bank, N.A., as recipient.

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